CONSOLIDATED BALANCE SHEET [Parenthetical] (USD $)	Mar. 31, 2012	Dec. 31, 2011
Property and equipment, Accumulated depreciation (in dollars)	$ 12,650	$ 695
Convertible debentures, Convertible debentures, Debt discount (in dollars)	$ 1,426,682
Common stock, par value (in dollars per share)	$ 0.0001	$ 0.0001
Common stock, shares authorized	100,000,000	100,000,000
Common stock, shares issued	63,290,000	63,290,000
Common stock, shares outstanding	63,290,000	63,290,000